Exhibit 10.20

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made and entered into as of February 28, 2003, by Applied Precision, LLC, a Delaware limited liability company (“Borrower”), for the benefit of Lakeside Management Financial, LLC (“Lender”).

R E C I T A L S:

A. Concurrently with the execution hereof, Borrower has executed and delivered to Lender a Secured Promissory Note in the original principal amount of $522,215 (the “Note”) to evidence a loan in such amount made by Lender to Borrower (the “Loan”).

B. Borrower wishes to grant to Lender a security interest in all its assets as security for all the Secured Obligations (as defined below), which security interest will be subordinate in certain respects to the security interest of Silicon Valley Bank (the “Bank”) pursuant to that certain Mutual Subordination Agreement dated as of even date herewith, between Lender and the Bank (the “Intercreditor Agreement”).

NOW, THEREFORE, in order to induce Lender to make the Loan, Borrower agrees as follows:

ARTICLE I.    DEFINITIONS

The terms “Account,” “Chattel Paper,” “Deposit Account,” “Document,” “Electronic Chattel Paper,” “Equipment,” “Financial Assets,” “General Intangible,” “Goods,” “Health-Care-Insurance Receivables,” “Instrument,” “Inventory,” “Investment Property,” “Letter of Credit Rights,” “Payment Intangible” and “Supporting Obligation,” shall have the meanings defined in the Uniform Commercial Code as enacted in Washington, as amended from time to time.

When used in this Agreement, the following terms shall have the following meanings:

“Account Debtor” means the party who is obligated on or under any Account, Chattel Paper or General Intangible.

“Collateral” means all property, real, personal and mixed, tangible and intangible, wherever located, now owned or hereafter acquired by Borrower, or in which Borrower has or later obtains an interest, and all products, profits, rents and proceeds of such property, including but not limited to Accounts, Chattel Paper (including Electronic Chattel Paper), Deposit Accounts, Documents, Equipment, Financial Assets, General Intangibles (including Payment Intangibles), Goods, Health-Care-Insurance Receivables, Instruments, Inventory,

Investment Property, Letter of Credit Rights, Supporting Obligations, Patents, Copyrights and Trademarks, all claims for tax refund, whether now existing or hereafter arising, of Borrower against any city, county, state or federal government or any agency or authority or other subdivision thereof, and the proceeds thereof and all of Borrower’s drawings, designs, blueprints and sketches, used or usable in connection with Borrower’s business; all customer lists, ledger and account cards, computer tapes, discs and printouts, and books and records of Borrower; and any and all other properties and assets of Borrower of whatever nature, tangible or intangible, wherever located and whether now or hereafter existing.

“Copyrights” means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and the applications listed on Schedule I attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Credit Agreement” means the Loan and Security Agreement among Borrower, Applied Precision Holdings, LLC and Silicon Valley Bank dated as of September 30, 2002, as amended from time to time.

“Event of Default” is defined in Section 6.1 hereof.

“Patents” means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule II attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Secured Obligations” means all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Note and this Agreement, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owned with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer, or otherwise, all attorneys’ fees and other costs and expenses incurred by Lender in connection with the enforcement of the rights and remedies reserved in the Note and this Agreement, through all appeals, and all obligations of every nature of Borrower now or hereafter existing under this Agreement.

“Trademark” means (a) any trademark, trade name, corporate name, company name, business name, fictitious business name, trade style, service mark, logo or other source or business identifier, including, without limitation, any of the aforementioned items referred to in Schedule III attached hereto, and the goodwill associated therewith, now existing or hereafter adopted or acquired, any registration or recording thereof, and any application in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or of any state thereof or any other country or any political subdivision thereof, or otherwise, and (b) all renewals thereof.

ARTICLE II.    GRANT OF SECURITY INTEREST

2.1	General Grant of Interest

As security for the payment and satisfaction of the Secured Obligations, Borrower hereby grants to Lender a continuing security interest in and assigns to Lender all of Borrower’s right, title and interest in the Collateral and all products, profits, rents and proceeds thereof.

2.2	Limitation on Lender’s Rights

Lender acknowledges the liens and security interests and other rights granted hereunder are subject to the Intercreditor Agreement.

ARTICLE III.    COVENANTS OF BORROWER

Borrower shall fully perform each of the covenants set forth below.

3.1	Obligations to Pay

(a) Borrower shall pay to Lender, as and when due and in full, all amounts payable by Borrower pursuant to the Note; and

(b) Borrower shall pay and reimburse Lender for other Secured Obligations including reasonable attorneys’ fees and legal expenses incurred in connection with the exercise by Lender of any of its rights or remedies under this Agreement or the Note.

3.2	Performance

Borrower shall fully perform in a timely fashion every covenant, agreement and obligation set forth in the this Agreement and the Note.

3.3	Further Documentation

Upon the written request of Lender, Borrower will promptly execute and deliver such further instruments and documents and take such further actions as Lender may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code, execution of assignments of General Intangibles, delivery of appropriate stock or bond powers, transfer of Collateral (other than Inventory, Accounts and Equipment) to Lender’s possession if necessary to perfect Lender’s security interest therein. Borrower hereby authorizes Lender to file any such financing statement without the signature of Borrower to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement.

3.4	Filing Fees

Borrower shall pay to Lender all costs of filing this Agreement with the U.S. Patent and Trademark Office and any financing, continuation or termination statement with respect to the security interests granted herein.

3.5	Maintenance of Records

Borrower shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral including but not limited to a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Borrower shall deliver and turn over to Lender all books and records pertaining to the Collateral at any time after the occurrence and during the continuation of an Event of Default, if so demanded by Lender.

3.6	Further Identification of Collateral

Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

3.7	Notices

Borrower will advise Lender promptly in reasonable detail at its address set forth in Section 7.9 hereof (a) of any lien (other than liens created hereby or permitted under the Credit Agreement) on or claim asserted against any of the Collateral; (b) of the occurrence of any other event that could reasonably be expected to have a material adverse effect on the Collateral or on the liens created hereunder; and (c) of any notice provided to Silicon Valley Bank pursuant to the SVB Credit Agreement referred to in the Note.

Borrower will not (a) change its state of organization, (b) change the location of its chief executive office/chief place of business or remove its books and records from the location specified in this Agreement, (c) permit any of the Inventory or Equipment to be kept at locations other than those identified to Lender, or (d) change its name, identity or structure to such an extent that any financing statement filed by Lender in connection with this Agreement would become ineffective or seriously misleading, unless it shall have given Lender at least thirty (30) days’ prior written notice thereof.

3.9	Intellectual Property

(a) Borrower (either itself or through licensees) will (i) continue to use each Trademark material to its business in order to maintain such Trademark in full force free from any claim of abandonment for nonuse, (ii) employ such Trademark with the appropriate notice of registration, (iii) not adopt or use any mark that is confusingly similar to or a colorable imitation of such Trademark unless Lender shall obtain a perfected security interest in such mark pursuant to this Agreement and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

(b) Borrower will notify Lender immediately if it knows, or has reason to know, of (i) any application or registration relating to any Trademark, Copyright or Patent material to its business that may become abandoned or dedicated or (ii) any adverse determination or development (including but not limited to the institution of, or any adverse determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding Borrower’s ownership of any material Trademark, Copyright or Patent or its right to register, keep or maintain the same.

(c) Whenever Borrower, either by itself or through any Lender, employee, licensee or designee, shall file an application for the registration of any material Trademark, Copyright or Patent with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, Borrower shall report such filing to Lender within five (5) business days after the last day of the calendar month in which such filing occurs. Borrower shall execute and deliver to Lender all agreements, instruments, powers of attorney, documents and papers that Lender may request to evidence Lender’s security interest in any Trademark, Copyright or Patents and in the goodwill and general intangibles of Borrower relating to or represented by such Trademark, Copyright or Patent. Borrower hereby constitutes Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, including pursuant to Section 3.3, with all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, is irrevocable until all Secured Obligations are paid in full.

(d) Borrower will take all reasonable and necessary steps, including but not limited to all reasonable and necessary steps in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration, and to maintain each registration of material Trademarks, Copyrights and Patents, including but not limited to filing applications for renewal, affidavits of use and affidavits of incontestability.

(e) If any Trademark, Copyright or Patent that is included in the Collateral is infringed, misappropriated or diluted by a third party, Borrower shall promptly notify Lender after it learns thereof and shall take such action as Borrower reasonably deems appropriate under the circumstances to protect such Trademark, Copyright or Patent.

3.10	Insurance

Borrower agrees to maintain commercially reasonable insurance policies to insure the Collateral against all hazards. If Borrower fails to obtain such insurance, Lender shall have the right, but not the obligation, to obtain either insurance covering both Borrower’s and Lender’s interest in the Collateral or insurance covering only Lender’s interest in the Collateral. Borrower agrees to pay any premium charged for such insurance. Any unpaid insurance premium advanced by Lender shall be secured under the terms of this Agreement. Lender will not have any liability whatsoever for any loss which may occur by reason of the omission or lack of coverage of any such insurance. Borrower hereby assigns to Lender the right to receive proceeds of such insurance to the full amount of the Secured Obligations and hereby directs any insurer to pay all proceeds directly to Lender, and authorizes Lender to endorse any draft. In Lender’s discretion, Lender may apply any insurance proceeds either toward repair of the property or reduction of the balance of the Secured Obligations.

3.11	Other Liens; Disposition of Collateral

Except with respect to liens permitted by the Credit Agreement, Borrower will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien on the Collateral except as contemplated by the Credit Agreement, and will defend the right, title and interest of Lender in and to the Collateral and in and to all proceeds thereof against the claims and demands of all persons whatsoever. Except as permitted by the Credit Agreement, Borrower will not sell, assign, transfer or otherwise convey an interest in the Collateral.

3.12	Taxes

Borrower will pay promptly before delinquent all property and other taxes, assessments, and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Collateral, and all income and other taxes imposed upon Borrower, except to the extent the validity thereof is being contested diligently and in good faith by proper proceedings by Borrower.

ARTICLE IV.    REPRESENTATIONS AND WARRANTIES

Borrower hereby makes the following representations and warranties:

4.1	Title to Collateral

Borrower has good and marketable title to all the Collateral, free and clear of all liens excepting only the security interests created pursuant to this Agreement or permitted by the Credit Agreement. Subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity, this Agreement is effective to create in favor of Lender for the benefit of Lender a valid and enforceable security interest in and lien upon all of Borrower’s right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statement with the Delaware Secretary of State, such security interest will be duly perfected in all the Collateral that may be perfected by filing.

4.2	No Impairment of Collateral

None of the Collateral shall be impaired or jeopardized because of the security interest herein granted.

4.3	Location of Records

The address of the office where the books and records of Borrower are kept concerning the Collateral is Borrower’s principal office at 1040 12th Avenue NW Issaquah, WA 98027-8929 or such other address as Borrower may subsequently designate to Lender in writing.

4.4	Location of Collateral

The locations of all Inventory and Equipment of Borrower are Borrower’s principal place of business described in Section 4.3 and such other addresses in the United States and Canada as Borrower may subsequently designate to Lender in writing.

4.5	Name

Borrower’s legal name is “Applied Precision, LLC”.

4.6	State of Organization

Borrower’s state of organization is Delaware.

4.7	Chief Executive Office

Borrower’s chief executive office and chief place of business is located at the address set forth in Section 4.3.

ARTICLE V.    RIGHTS WITH RESPECT TO THE COLLATERAL

5.1	No Duty on the Lender’s Part

Lender shall not be required (except at its option upon the occurrence and during the continuation of any Event of Default) to realize upon any Accounts, Financial Assets, Instruments, Investment Property, Chattel Paper or General Intangibles; collect the principal, interest or payment due thereon, exercise any rights or options of Borrower pertaining thereto; make presentment, demand or protest; give notice of protest, nonacceptance or nonpayment; or do any other thing for the protection, enforcement or collection of such Collateral. The powers conferred on Lender hereunder are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Except as otherwise agreed by Lender, Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers; and neither Lender nor any of its officers, directors, members, or employees shall be responsible to Borrower for any act or failure to act hereunder.

5.2	Negotiations with Account Borrowers

Upon the occurrence and during the continuation of any Event of Default, Lender may extend or consent to the extension of the time of payment or maturity of any Instruments, Accounts, Chattel Paper or General Intangibles that are included in the collateral.

5.3	Right to Assign

Lender may transfer the whole or any part of the Secured Obligations and may transfer therewith as collateral security the whole or any part of the Collateral; and all obligations, rights, powers and privileges herein provided shall inure to the benefit of the assignee and shall bind the successors and assigns of the parties hereto.

5.4	Duties Regarding Collateral

Beyond the safe custody thereof, Lender shall not have any duty as to any Collateral in its possession or control, or as to any preservation of any rights of or against other parties.

5.5	Collection From Account Debtors

Upon the occurrence and during the continuation of any Event of Default, Borrower shall, upon demand by Lender (and without any grace or cure period), notify all Account Debtors to make payment to Lender of any amounts due or to become due. Borrower authorizes Lender to contact the Account Debtors for the purpose of having all or any of them pay their obligations directly to Lender. Upon demand by Lender, Borrower shall enforce collection of any indebtedness owed to it by Account Debtors.

5.6	Inspection

Lender, from time to time at reasonable times and intervals, may inspect the Equipment and Inventory and inspect, audit and make copies of and extracts from all records and all other papers in the possession of Borrower.

ARTICLE VI.    LENDER’S RIGHTS AND REMEDIES

6.1	General

Any material breach of this Agreement which is reasonably capable of being cured within 30 days of such breach but is not cured within such time shall constitute an “Event of Default” under this Agreement. Any Event of Default under the Note shall also constitute an “Event of Default” under this Agreement. During any such Event of Default, Lender may exercise the rights and remedies granted under the Note or and under this Agreement and may exercise any other rights and remedies at law and in equity, including without limitation remedies available under the Uniform Commercial Code, simultaneously or consecutively, all of which rights and remedies shall be cumulative. The choice of one or more rights or remedies shall not be construed as a waiver or election barring other rights and remedies. Borrower hereby acknowledges and agrees that Lender is not required to exercise all rights and remedies available to it equally with respect to all the Collateral and that Lender may select less than all the Collateral with respect to which the rights and remedies as determined by Lender may be exercised.

6.2	Notice of Sale; Duty to Assemble Collateral

In addition to or in conjunction with the rights and remedies referred to in Section 6 1 hereof:

(a) Written notice mailed to Borrower at the address designated herein ten (10) days or more prior to the date of public or private sale of any of the Collateral shall constitute reasonable notice.

(b) If Lender requests, Borrower will assemble the Collateral and make it available to Lender at places that Lender shall reasonably select, whether on Borrower’s premises or elsewhere.

6.3	Disposition of Collateral

In addition to all rights and remedies provided in this Agreement or by law, if an Event of Default occurs, Lender may dispose of any of the Collateral at public auction or private sale in its then present condition or following such preparation and processing as Lender deem commercially reasonable. Lender has no duty to Borrower to prepare or process the Collateral prior to sale. Lender may disclaim warranties of title, possession, quiet enjoyment and the like. Such actions by Lender shall not affect the commercial reasonableness of the sale. Further, Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII.    GENERAL PROVISIONS

7.1	Entire Agreement

This Agreement together with the Note and the other documents executed in connection herewith and therewith, sets forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied oral or written, with respect thereto, except as contained or referred to herein. This Agreement may be amended or terminated only by an instrument signed by Borrower and Lender.

7.2	Invalidity

If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereunder, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

7.3	Nonwaiver and Nonexclusive Rights and Remedies

(a) No right or remedy herein conferred upon or reserved to Lender is intended to be to the exclusion of any other right or remedy, but each and every such right or remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder and now or hereafter existing at law or in equity.

(b) No delay or omission by remedy, or shall be construed to be a waiver of any such Event of Default or an acquiescence Lender in exercising any right or remedy accruing upon an Event of Default shall impair any such right or therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

7.4	Termination of Security Interest

When all the Secured Obligations have been paid in full, the security interest provided herein shall terminate and Lender shall return to Borrower all Collateral then held by Lender, if any, and shall file termination statements of the security interests herein granted, in each case at the expense of Borrower. Thereafter, no party hereto shall have any further rights or obligations hereunder.

7.5	Assignment

Borrower may not assign this Agreement nor any of its rights, interests or obligations hereunder without the prior written consent of Lender; provided, that no such consent will be required in the event of: (a) the acquisition of all or substantially all the assets of Borrower or (b) the acquisition of Borrower by another corporation or entity by consolidation, merger or other reorganization in which the holders of Borrower’s outstanding equity interests immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction. Except as otherwise provided herein, all rights of Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall be binding upon its successors and assigns.

7.6	Lender’s Appointment as Attorney-in-Fact

(a) Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact, which shall be deemed coupled with an interest and shall be irrevocable, with full power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation: (i) to demand, sue for, and give an effectual discharge of any sum payable to Borrower for Collateral assigned to Lender; (ii) to endorse in Lender’s favor any negotiable instrument drawn in Borrower’s favor in payment of the Collateral assigned to Lender; (iii) to execute on behalf of Borrower any UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as Lender may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to Lender in the Collateral; (iv) to adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement; and (v) to discharge taxes and encumbrances at any time levied or placed on the Collateral, except to the extent such as being contested by Borrower in good faith, or otherwise protect the Collateral, and to make repairs thereof. Borrower agrees to reimburse Lender on demand for any and all expenditures made in connection with any of the foregoing powers exercised by Lender hereunder. Lender may only utilize this power of attorney during an Event of Default.

(b) Borrower also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Article VI hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(c) The powers conferred on Lender hereunder are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable to Borrower only for amounts that they actually receive as a result of the exercise of such powers, and neither Lender nor any of its members, officers, directors, employees or Lenders shall be responsible to Borrower for any act or failure to act hereunder (except in the case of negligence or willful misconduct).

7.7	Performance by Lender of Borrower’s Obligations

If Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expense of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate provided for in the Note upon the occurrence of an Event of Default, shall be payable by Borrower to Lender and shall constitute Secured Obligations.

7.8	Governing Law

This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and shall be governed by the laws of the State of Washington, without regard to the choice of law rules thereof.

7.9	Notices

Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively delivered (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one (1) business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three (3) days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party given in the foregoing manner.

If to Borrower:	Applied Precision, LLP
1040 12th Avenue NW
Issaquah, WA 98027-8929

If to Lender:	Lakeside Management Financial, LLC
1040 12th Avenue NW
Issaquah, WA 98027-8929

With a copy to:	John Robertson
Venture Law Group
4750 Carillon Point
Kirkland, WA 98033

7.10	Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement, but all of which together shall constitute one and the same instrument.

7.11	Intercreditor Agreement

This Agreement and the rights granted and agreements made by Borrower hereunder are subject to the terms of the Mutual Subordination Agreement among Borrower, Lender, and Silicon Valley Bank (the “Intercreditor Agreement”).

IN WITNESS WHEREOF, Borrower and Lender have caused these presents to be duly executed by their respective duly authorized signatories as of the day and year first above written.

APPLIED PRECISION, LLC

By:	Applied Precision Holdings, LLC, its sole member

By:	/s/ Ronald C. Seubert
Title:	Manager, CEO

LENDER

ACCEPTED BY:	LAKESIDE MANAGEMENT FINANCIAL, LLC

By:	/s/ Ronald C. Seubert
Title:	Manager

SCHEDULE I

COPYRIGHTS

Borrower possesses all necessary trademarks, trade names, service marks, copyrights, patents, patent rights and licenses to conduct its businesses as now and as proposed to be conducted, without conflict with the rights or claimed rights of others.

SCHEDULE II

PATENTS

APPLIED PRECISION INTELLECTUAL PROPERTY PATENTS

Updated 03/06/03

2002 Activity

2003 Activity

PATENT FILES	INVENTOR	PATENT NUMBER	DATE ISSUED

PENDING PATENTS

1. COORDINATE CALIBRATION FOR SCANNING SYSTEMS	CARL BROWN RAY KRAFT JOHN STROM MARK CAVELERO	Prov. Application Filed 1/16/01 – 60,262,000 Utility Application Filed 1/14/02 – 10/047,458 PCDT Application Filed 1/15/02 – USO2/01082

2. PRECISION CONTROLLED FAST VALVE	STEVE QUARRE	Prov. Application Filed 3/29/01 – 60/280,314 Utility Application Filed 03/27/02 – 10/106,803 PCT Application Filed 03/26/02 – USO2/09448	Published 10/03/02 Published 10/10/02

3. FLAT FIELD, PANEL FLATTENING, AND PANEL CONNECTING METHODS	CARL BROWN	Prov. Application Filed 1/26/00 – 60/178,476 Utility Application Filed 1/26/01 – 09/771,343 PCT Application Filed 1/26/01 – PCT/USO1/02639 PCT Filed in: Canada (#2,397,817) Europe (#0190673.1) Japan	Published 11/8/01 Published 11/6/0___

4. IMAGE METRICS IN THE STATISTICAL ANALYSIS OF DNA MICROARRAY DATA	CARL BROWN PAUL GOODWIN	Utility Application Filed 1/25/01 – 09/770,833 PCT Application Filed 1/26/01 – US01/02593 PCT Filed In: Canada Europe (#01903346.3) Japan

5. METHOD AND APPARATUS FOR DETERMINING THE RELATIVE POSITIONS OF PROBE TIPS ON A PRINTED CIRCUIT BOARD PROVE CARD	RON HERSHEL RICH CAMPBELL TIMOTHY KILLEEN DON SNOW	Utility Patent Filed 3/9/99 – 09/265,105 German Reg. (20,004,439.7) Japanese App. (2000-064415	Issued 10/5/00 Filed 3/9/00

6. METHOD AND PROCESS OF APPLYING THE ANALYSIS OF SCRUB MARK MORPHOLOGY	JOHN STROM	Prov. Application Filed 10/30/00 – 60/244,432 Utility Application Filed 10/27/01 – 10/046,559

7. Z-AXIS FRAME FOR A HIGH ACCURACY ORTHOGONAL MOTION STAGE	GARY GUNDERSON	Prov. Application Filed 12/29/00 – 60/259,150 Utility Application Filed 12/31/01 – 10/037,439 PCT Application Filed 12/31/01 – USO1/50007	Name change 2/02 for Utility Filing. Was “Method for Mounting Bearings in Precision Stage”

8. METHOD FOR OPTIMIZING PROBE CARD ANALYSIS AND SCRUB MARK ANALYSIS DATA PATENT ISSUED 7/2/02	JOHN STROM	Utility Patent Issued: 7/2/02 – 6,414,477 European Filing (6/7/00) 112260.5 Japanese Filing (6/7/00) 2000-210553	Pending Pending

METHOD FOR OPTIMIZIN PROBE CARD ANALYSIS AND SCRUB MARK ANALYSIS DATA (Continuation Patent on Application 09,327,106 – Patent #6,414,477)	JOHN STROM	Continuation Patent On Above 7/2/02 - Application

9. OPTICAL AXIS INTEGRATION	CARL BROWN PAUL GOODWIN	Prov. Application Filed 12/6/01 – 60/338,404 New Provisional Filed 12/6/02 – 60/431,692

10. OPTICAL COMPONENTS FOR MICROARRAY ANALYSIS	STEVE REESE CARL BROWN PAUL GOODWIN STEVE QUARRE	Prov. Application Filed 4/4/00 – 60/194,574 Utility Patent Filed 4/4/01 – 09/826,561	Published 01/17/02

PATENT FILES	INVENTOR	PATENT NUMBER	DATE ISSUED

11. SYSTEM AND METHOD FOR DETECTING WITH HIGH RESOLUTION A LARGE, HIGH CONTENT FIELD	CARL BROWN PAUL GOODWIN	Utility Patent Filed 4/9/99 – 09/289,799

12. TIME-DELAY INTEGRATION IMAGING OF BIOLOGICAL SPECIMENS	CARL BROWN JOE VICTOR	Prov. Application Filed 08/08/01 – 60/311,060 Utility Patent Application Filed 11/8/02 – (10/215,265) PCT Patent Application Filed 8/6/02

13. LOW BACKLASH LINEAR ACTUATOR	STEVE QUARRE	Prov. Application Filed 12/19/01 – 60/343,301 Utility Patent Application Filed 12/6/02

14. STEREOSCOPIC THREE-DIMENSIONAL METROLOGY SYSTEM AND METHOD	DON SNOW JOHN STROM RAY KRAFT	Prov. Application Filed 12/28/01 – 60/346,447 Utility Application Filed 12/18/02

15. DUAL-AXIS SCANNING SYSTEM AND METHOD	JOHN STROM	Prov. Application Filed 12/28/01 – 60/346,313 Utility Application Filed 12/18/02

16. METHOD FOR MULTI-AXIS INTEGRATION (MAI) IMAGING OF THICK SPECIMENS	STEVE RESE CARL BROWN PAUL GOODWIN	Prov. Application Filed 03/13/02 – 60/364,762 Utility Application Being filed by P/W 2/14/03

17. METHOD AND APPARATUS FOR OTPIMIZING FLOURESCENCE ILLUMINATION FOR THE THREE-DIMENSIONAL MICROSCOPY	CARL BROWN PAUL GOODWIN PETE LOMBROZO JIM ROECKER	Provisional Application Filed 06/11/02 – 60/388,126

18. THERMALLY EFFICIENT CCD CAMERA HOUSING	STEVE QUARRE	Provisional Application Filed 12/04/02

19. SUBSTRATE HOLDER	STEVE REESE PETE LOMBROZO JAMES ROECKER PAUL GOODWIN	Prov. Application Filed 09/06/02 – 60/408,804

20. SYSTEM & METHOD FOR ILLUMINATING LIVING CELLS FOR IMAGING	PAUL GOODWIN	Provisional. Application Filed 12/26/02

21. NEAR-IR PHASE MICROSCOPY SYSTEM AND METHOD	PAUL GOODWIN	Provisional Application Filed 12/31/02 –60/437-269

22. DECONVOLUTION FOR THE REDUCTION OF BLURRING INDUCED BY INTERNAL REFLECTIONS	CARL BROWN	Provisional Application Filed 12/31/02 – 60/437,264

PATENT FILES	INVENTOR	PATENT NUMBER	DATE ISSUED
ISSUED PATENTS

1. CAM ACTUATED VALVE PATENT APPLICATION	STEVE QUARRE	5,899,437	5/4/1999

2. LINEAR MOTION MICROPOSITIONING APPARATUS AND METHOD	GREGORY GERHARD	5,744,884	4/28/1998

3. METHOD AND APPARATUS FOR INSPECTING INTEGRATED CIRCUIT PROBE CARDS	JOHN STEWART DON SNOW RON SEUBERT	5,508,629	4/16/1996

4. METHOD AND APPARATUS FOR INSPECTING INTEGRATED CIRCUIT PROBE CARDS	JOHN STEWART DON SNOW RON SEUBERT	4,918,374	4/17/1990

5. METHOD OF MAKING PROBE CARDS	JOHN STEWART DON SNOW RON SEUBERT	5,060,371	10/29/1991

6. METHOD FOR OPTIMIZING PROBE CARD ANALYSIS AND SCRUB MARK ANALYSIS DATA	JOHN STROM	6,414,477	7/2/2002

7. ORTHOGONAL HIGH ACCURACY MICROSCOPE STAGE	JOHN STEWART THURMOND SMITH GARY GUNDERSON	5,812,310	9/22/1996

8. ORTHOGONAL MOTION MICROSCOPE STAGE	GREGORY GERHARD	5,684,628	11/4/1997

9. PROBE CARD ARRAY CHECKPLATE WITH TRANSITION ZONES	STEVE QUARRE JOHN STEWART	5,831,443	11/3/1998

SCHEDULE III

TRADEMARKS

APPLIED PRECISION INTELLECTUAL PROPERTY TRADEMARKS

Updated 03/06/03

2002 Activity

2003 Activity

TRADEMARK FILES	SERIAL NO.	STATUS	DATE FILED OR REGISTERED	PUBLISHED FOR OPPOSITION
APPLIED PRECISION (European CTM)	638999	Registered	10/2/2000

APPLIED PRECISION (Japan)	4429782	Registered	11/2/2000

APPLIED PRECISION (Korea Class 39) APPLIED PRECISION (Korea Class 34)	447425 426922	Registered Registered	5/8/1999 10/27/1998

APPLIED PRECISION (Malaysia)	97/14955	Pending	10/20/1997

APPLIED PRECISION (Singapore)	T97/13038C	Registered	4/28/1997

APPLIED PRECISION (Taiwan)	00905261	Registered	9/16/2000

APPLIED PRECISION (United States)	2,197,420	Registered	10/20/1998

ARRAYWORX (Germany)	30 107 434.8	Registered	6/5/2001

ARRAYWORX (Japan)	11-65935	Pending	7/22/1999

ARRAYWORX (United Kingdom)	2260935	Registered	12/7/2001
ARRAYWORX (United Kingdom – Stylized)	2203553	Registered	7/21/2001

ARRAYWORX (United States)	2,485,093 TMK-02-00011	Registered U.S. Customs	9/4/2001 1/31/2002

CELLWORX (United States)		Abandoned
CELLWORX (United States – Stylized)		Abandoned

DELTAVISION (Germany)	395 33 726.7	Registered	4/8/1996

DELTAVISION (Japan)	4119172	Registered	2/27/1998

TRADEMARK FILES	SERIAL NO.	STATUS	DATE FILED OR REGISTERED	PUBLISHED FOR OPPOSITION
DELTAVISION (UNITED KINGDOM)	2,031,510	Registered	8/24/1995

DELTAVISION (United States)	1,951,203	Registered	1/23/1996

DELTAVISION SPECTRIS (United States)	76/458,062	Pending	10/15/2002

FLOW POINT (European Union CTM – Stylized)	2,319,978	Pending	7/23/2001	5/27/2002

FLOW POINT (Japan – Stylized)	2001-69698	Pending	7/31/2001

FLOW POINT (Malaysia – Stylized)	2001-09975	Pending	8/2/2001

FLOW POINT (Singapore – Stylized)	TO1/09097J	Registered	3/6/2001

FLOW POINT (South Korea – Stylized)	40-2001-0039558	Pending	9/6/2001

FLOW POINT (Taiwan – Stylized)	01006968	Registered	7/16/2002

FLOW POINT (United States)	2,492,914	Registered	9/25/2001

FLOW POINT (United States Customs Service)	TMK 02-00208	Registered	3/26/2002

FLOW POINT (United States – Stylized)	2639935	Registered	10/15/2002

MICROBURST (United States)	2,332,280	Registered	3/21/2000

NANOMOTION (United States)	2,068,384	Reigstered	6/10/1997

NANOMOVER (United States)	2,068,385	Registered	6/10/1997

NANOVALVE (United States)	2,166,349	Registered	6/16/1998

PRECISIONWARE (European Union CTM)	2073880	Pending	1/24/2001	10/22/2001

TRADEMARK FILES	SERIAL NO.	STATUS	DATE FILED OR REGISTERED	PUBLISHED FOR OPPOSITION

PRECISIONWARE (United States)	76/117/957	Pending	8/28/2000	Notice of Allowance 8/27/02

PRECISIONWORX (Japan)	2002-39616	Pending	5/15/2002

PRECISIONWORX (Singapore)	T02/11578J	Pending	7/26/2002

PRECISIONWORX (South Korea)	40-2002-0034673	Pending	7/29/2002

PRECISIONWORX (United States)	76/364,759	Pending	1/28/2002	11/26/2002

PRECISIONWORX ZBA (United States)	76/484,501	Pending	1/23/2003

RESTORATION		Proposed

SOFTWORX (European Union CTM)	2073807	Registered	11/26/2002

SOFTWORX (United States)	76/117,602	Pending	8/28/2000

WAFERWORX (European Union CTM)	2073948	Registered	3/19/2002

WAFERWORX (United States)	2568361	Registered	5/7/2002
WAFERWORX (United States Customs Service)	TMK 02-00685	Registered	5/7/2002

WAVETUNER (United States)	76/146,933	Pending	10/12/2000

WAVETUNER (European Union CTM)	2141521	Registered	7/15/2002

WORX (Germany)	399 42 609.4	Registered	9/13/1999

WORX AS ARRAYWORX (Japan)	11-65935	Pending	Ext. of Time until 11/21/00

WORX (United States – Stylized) (See also ArrayWoRx above)	2489831	Registered	9/18/2001